Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 22, 2016 by and among Strongbridge Biopharma plc, an Irish public limited company (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.            Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of ordinary shares, par value $0.01 per share (the “Ordinary Shares”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 14,000,000 Ordinary Shares and shall be collectively referred to herein as the “Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit G (the “Warrants” and together with the Shares, the “Units”), to acquire up to that number of additional Ordinary Shares equal to fifty percent (50%) of the number of Shares purchased by such Purchaser (rounded up to the nearest whole share) (the Ordinary Shares issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).  The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

C.           The Company has engaged Stifel Nicolaus & Company, Incorporated as lead placement agent (the “Placement Agent”) for the offering of the Shares and Warrants on a “best efforts” basis.

D.            Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1        Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Agreements and Instruments” has the meaning set forth in Section 3.1(d).

“Asset Purchase Agreement” means the Asset Purchase Agreement, dated December 12, 2016, by and between Taro Pharmaceuticals North America, Inc. and the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree, which need not be the date hereof.

“Commission” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Reed Smith LLP, with offices located at 599 Lexington Avenue, 22nd Floor, New York, New York 10022.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual or constructive knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement, after a reasonable inquiry.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company concurrently with the execution and delivery of this Agreement.

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose and in existence on the date of this Agreement as such plan is constituted on the date of this Agreement, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, unless otherwise agreed to by the non-employee members of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of any securities convertible or exercisable into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended on or after the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis during the periods involved.

“Intellectual Property” has the meaning set forth in Section 3.1(o).

“Irish Counsel” means Arthur Cox, with offices located at the Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland.

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Loan and Security Agreement” means the Loan and Security Agreement to be entered into by and among Oxford Finance LLC (“Oxford”), as collateral agent, the lenders listed therein or otherwise a party thereto from time to time including Oxford in its capacity as a lender and Horizon Technology Finance Corporation, the Company, Cortendo Cayman Ltd., Cortendo AB, and Strongbridge U.S. Inc.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, shall not be deemed a Material Adverse Effect.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“OFAC” has the meaning set forth in Section 3.1(ee).

“Ordinary Shares” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Ordinary Shares may hereafter be reclassified or changed into.

“Ordinary Share Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or other securities that entitle the holder to receive, directly or indirectly, Ordinary Shares.

“Outside Date” means the thirtieth day following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.5.

“Principal Trading Market” means the Trading Market on which the Ordinary Shares are primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Global Select Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $2.50 per Unit.

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.6.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

“Required Approvals” means (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable federal, state, local or foreign securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Securities for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.5 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Ordinary Shares).

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares and related Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) of the Disclosure Schedules, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Ordinary Shares are listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Ordinary Shares are not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Ordinary Shares are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Ordinary Shares are not quoted on any Trading Market, a day on which the Ordinary Shares are quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Ordinary Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Alternext and the NYSE MKT (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Ordinary Shares are listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Computershare, Inc., or any successor transfer agent for the Company.

“VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Ordinary Shares for such date (or the nearest preceding date) on the Trading Market on which the Ordinary Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) or (b) in all other cases, the fair market value of a share of Ordinary Shares as determined by an independent appraiser selected in good faith and mutually agreed upon between the Company and the Investor, the fees and expenses of which shall be paid by the Company.

“Warrants” has the meaning set forth in the Recitals.

ARTICLE II.
PURCHASE AND SALE

2.1        Closing.

(a)           Amount.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Ordinary Shares equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share.  In addition, each Purchaser shall receive a Warrant to purchase a number of Warrant Shares equal to fifty percent (50%) of the number of Shares purchased by such Purchaser, as indicated below such Purchaser’s name on the signature page to this Agreement. The Warrants shall have an exercise price equal to $2.50 per Warrant Share.

(b)           Closing.  The Closing of the purchase and sale of the Securities shall take place at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Form of Payment.  Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Business Day immediately prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to the account of the Company, in accordance with instructions delivered to the Purchasers on or prior to the Closing Date.  On the Closing Date, (a) the Company shall deliver, in immediately available funds: to the Placement Agent, the fees and reimbursable expenses payable to the Placement Agent (which fees and expenses shall be set forth in instructions from the Placement Agent to the Company), (b) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired”, within three (3) Trading Days after the Closing and (c) the Company shall deliver to each Purchaser one or more Warrants, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Warrants such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Underlying Shares Subject to Warrant”, within three (3) Trading Days after the Closing.

2.2        Closing Deliveries.    (a)        On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)            this Agreement, duly executed by the Company;

(ii)           facsimile copies of one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser (the “Stock Certificate”), with the original Stock Certificates delivered within three (3) Trading Days of Closing;

(iii)          Warrants, executed by the Company and registered in the name of such Purchaser pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to fifty percent (50%) of the number of Shares issuable to such Purchaser pursuant to Section 2.2(a)(ii), rounded up to the nearest whole share, on the terms set forth therein, facsimile copies of which shall be provided to each Purchaser prior to Closing, with the original Warrants delivered within three (3) Trading Days of Closing;

(iv)          a legal opinion from each of Company Counsel and Irish Counsel, dated as of the Closing Date and in substantially the forms attached hereto as Exhibit B, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(v)           the Registration Rights Agreement, duly executed by the Company;

(vi)          duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, the Stock Certificate;

(vii)         a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate or articles of incorporation, as amended, and by-laws of the Company, (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company and (d) certifying the good standing of the Company in Ireland, in substantially the form attached hereto as Exhibit E;

(viii)        the Compliance Certificate referred to in Section 5.1(i);

(ix)          a legal opinion of Irish Counsel, dated as of the Closing Date and addressed to the Principal Trading Market, opining that the Company’s home-country laws do not require shareholder approval for the issuance of the Securities; and

(x)           such other information, certificates and documents as the Purchasers may reasonably request.

(b)           On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)            this Agreement, duly executed by such Purchaser;

(ii)           its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the Company;

(iii)          the Registration Rights Agreement, duly executed by such Purchaser; and

(iv)          a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, in the form attached hereto as Exhibit D.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1        Representations and Warranties of the Company.  Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent:

(a)           Good Standing of Subsidiaries.  Each Subsidiary has been duly organized and is validly existing as a corporation, partnership or limited company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization (or such equivalent concept, as applicable under the laws of such jurisdiction), has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Materials and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required (or such equivalent concept, as applicable under the laws of such jurisdiction), whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing (or such equivalent concept) would not result in a Material Adverse Effect.  Except as disclosed in the Disclosure Materials, all of the issued and outstanding share capital or capital stock, as the case may be, of each Subsidiary has been duly authorized and validly issued, is fully paid and are not subject to calls for any additional payments (non-assessable) and is owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.  None of the outstanding share capital or capital stock, as the case may be, of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.  The only Subsidiaries of the Company are the Subsidiaries listed on Schedule 3.1(a) of the Disclosure Schedules.

(b)           Due Incorporation and Foreign Qualification of the Company.  The Company has been duly incorporated and is validly existing as a public company limited by shares under the laws of Ireland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Materials and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required (or such equivalent concept, as applicable under the laws of such jurisdiction), whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(c)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           Absence of Violations, Defaults and Conflicts.  Neither the Company nor any of its Subsidiaries is (A) in violation of its memorandum and articles of association, charter, bylaws or similar organizational document, (B) other than as set forth in Schedule 3.1(d) of the Disclosure Schedules, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations, except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the memorandum and articles of association, charter, bylaws or similar organizational document of the Company or any of its Subsidiaries or (ii) any law, statute, rule, regulation, judgment, order, writ or decree of any governmental entity.

(e)           Absence of Further Requirements.  No filing with, or authorization, approval, consent, waiver, license, order, registration, qualification or decree of, any Governmental Entity, court or other person or entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the execution, delivery and performance by the Company of the Transaction Documents, including the offering, issuance or sale of the Securities hereunder other than the Required Approvals.

(f)            Authorization, Issuance and Description of Securities.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, and shall not be subject to preemptive or similar rights of shareholders.  The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, and shall not be subject to preemptive or similar rights of shareholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, and shall not be subject to preemptive or similar rights of shareholders.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal, state and local securities laws.  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of Ordinary Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).  The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of Ordinary Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).  The Ordinary Shares conform to all statements relating thereto contained in the Disclosure Materials and such description conforms to the rights set forth in the instruments defining the same.  No holder of Securities will be subject to personal liability by reason of being such a holder.

(g)           Capitalization.  The authorized, issued and outstanding share capital of the Company is as set forth on Schedule 3.1(g) of the Disclosure Schedules, which Schedule 3.1(g) shall also include the number of Ordinary Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof.  The outstanding share capital of the Company has been duly authorized and validly issued and is fully paid, not subject to calls for any additional payments (non-assessable) and were issued in compliance with all federal, state and local securities laws.  None of the outstanding share capital of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities or as set forth in the Disclosure Materials or Schedule 3.1(g) of the Disclosure Schedules, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Ordinary Shares.  The issuance and sale of the Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  No further approval or authorization of any shareholder, the Company’s Board of Directors or other person or entity is required for the issuance and sale of the Securities.  No approval of the shareholders of the Company under the rules or regulations of the Commission, the rules of the Principal Trading Market or any other applicable law is required for the Company to issue and deliver the Securities to the Purchasers. Except as set forth in the Disclosure Materials, there are no stockholders agreements, voting agreements or other agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(h)           SEC Reports; Disclosure Materials.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Form 6-K required to be filed pursuant to Section 4.5, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.  Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit to the SEC Reports.  The Company does not have pending before the Commission any request for confidential treatment of information.

(i)            Financial Statements.  The financial statements included in the Disclosure Materials, together with the related schedules and notes, present fairly, in all material respects, (A) the financial position of the Company, its consolidated Subsidiaries and its acquired businesses at the dates indicated and (B) the statement of operations, shareholders’ equity and cash flows of the Company, its consolidated Subsidiaries and its acquired businesses for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission.  The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein.

(j)            No Material Adverse Change in Business.  Except as set forth on Schedule 3.1(j) of the Disclosure Schedules, since the respective dates as of which information is given in the Disclosure Materials, (A) there have been no events, occurrence or developments that have had or would be reasonably to have a Material Adverse Effect, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, which are material with respect to the Company and its Subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

(k)           Absence of Proceedings.  Except as disclosed in the Disclosure Materials, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity or any other person or entity now pending or, to the Company’s Knowledge, threatened, against or affecting the Company or any of its Subsidiaries, directors or officers which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in the Transaction Documents or the performance by the Company of its obligations hereunder or thereunder.

(l)            Compliance.  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under, or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(m)          Possession of Licenses and Permits.  The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory authorities (collectively, “Governmental Entities”) necessary to conduct the current business of the Company or as proposed to be conducted or operated by it, each as set forth in the Disclosure Materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect.  The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental License.

(n)           Title to Property.  The Company and its Subsidiaries have good and marketable title to all real and personal property owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Disclosure Materials or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases relating to the business of the Company and its Subsidiaries, and under which the Company or any of its Subsidiaries holds properties described in the Disclosure Materials, are in full force and effect, and neither the Company nor any such Subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except to the extent that any claim or adverse effect on the Company’s rights thereto would not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor its Subsidiaries own any real property.

(o)           Possession of Intellectual Property.  The Company and each of its Subsidiaries owns, possesses or has licenses to all patents, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them and as currently proposed to be conducted (the “Company Intellectual Property”), each as disclosed in the Disclosure Materials, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Company Intellectual Property or of any facts or circumstances which would render invalid any Company Intellectual Property, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity, singly or in the aggregate, would result in a Material Adverse Effect.  To the Company’s Knowledge:  (i) except as disclosed in the Disclosure Materials, there are no third parties who have any ownership or license rights to any Company Intellectual Property, except for customary reversionary rights of third-party licensors with respect to the Intellectual Property that is disclosed in the Disclosure Materials as exclusively licensed to the Company or its Subsidiaries; and (ii) there is no infringement by third parties of any Company Intellectual Property.  There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Company Intellectual Property; (B) challenging the validity, enforceability or scope of any Company Intellectual Property; or (C) asserting that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates, or would, upon the commercialization of any product or service under development by the Company, infringe, misappropriate or otherwise violate, any Intellectual Property rights of others.  The Company and its Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or its Subsidiaries, and, to the Company’s knowledge, all such agreements are in full force and effect.  To the Company’s Knowledge, there are no material defects in any of the patents or patent applications included in the Company Intellectual Property. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of Company Intellectual Property, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)           Insurance.  The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.  The Company has no reason to believe that it or any of its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.  Neither of the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(q)           Transactions With Affiliates and Employees.  Except as set forth in the Disclosure Materials, none of the officers, directors or Affiliates of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act for any reporting period.

(r)            Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.  No shareholder approval is required under the laws of the Company’s country of domicile for the issuance of the Securities or any other transactions contemplated by the Transaction Documents.

(s)            Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(t)            Certain Fees.   No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Shares and Warrants (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (t) that may be due in connection with the transactions contemplated by the Transaction Documents.  The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(u)           Investment Company.   The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares and Warrants, will not be, or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v)           Disclosure.  The Company confirms that neither it nor any of its officers or directors, nor any Person acting on its behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.5 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(w)          Payment of Taxes.  All United States federal, Irish and other material non-U.S. income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all material taxes whether or not shown on such returns, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. Except as described in the Disclosure Materials, no tax return filed by the Company is currently subject to an audit or other administrative or judicial proceeding, and no such audit or other proceeding is pending or, to the Company’s Knowledge, threatened. The Company and its Subsidiaries have filed all other material tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. To the Company’s Knowledge, the charges, accruals and reserves on the books of the Company in respect of any income, corporation or other tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined.

(x)           Transfer Taxes.  There are no transfer taxes or other similar fees or charges under Irish or federal law or the laws of any state, or any political subdivision thereof, or any other foreign jurisdiction required to be paid by the Company or the Placement Agent in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein (including the issue and sale of the Shares and Warrants).

(y)           Validity of Choice of Law.  The choice of the law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Ireland and, except as disclosed in the Disclosure Materials, will be honored by courts in Ireland. The Company has the power to submit, and pursuant to this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the city of New York, New York, United States, and the Company has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or the Securities in any New York federal or state court.

(z)           No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(aa)         Foreign Corrupt Practices.  None of the Company, nor any of its Subsidiaries, officers or directors or, to the Company’s Knowledge, any agent, employee, Affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s Knowledge, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(bb)         Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(cc)         Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd)         Absence of Manipulation.  Neither the Company nor any Affiliate of the Company has taken, nor will the Company or any Affiliate take, directly or indirectly any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the Exchange Act.

(ee)         OFAC.  None of the Company, any of its Subsidiaries or, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or representative of the Company or any of its Subsidiaries is an individual or entity currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ff)          Regulatory Matters.  Except as described in the Disclosure Materials, and except as would not, individually or in the aggregate, result in a Material Adverse Effect:  (i) neither the Company nor any of its Subsidiaries has received any written notice of adverse filing, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or other relevant regulatory authorities, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting material noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FFDCA”), or similar state, federal or foreign law or regulation; (ii) the Company and any Subsidiary, and to the Company’s Knowledge, their respective directors, officers, employees or agents, are and since January 1, 2012 have been in compliance with applicable health care laws, including without limitation, the FFDCA and the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. §3729 et seq.), 18 U.S.C. §§286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. §1320a-7), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §17921 et seq.), the U.S. Controlled Substances Act (21 U.S.C. Section 801 et seq.), each as amended, and the regulations promulgated thereunder; and all other comparable local, state, federal, national, supranational and foreign laws, and the regulations promulgated thereunder, (collectively, “Health Care Laws”); (iii) neither the Company nor any Subsidiary has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Health Care Laws or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) neither the Company nor any Subsidiary has received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any applicable Permit or has any knowledge that any such Governmental Entity is considering such action; (v) the Company and each Subsidiary has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission); (vi) neither the Company nor any Subsidiary has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s Knowledge, no third party has initiated or conducted any such notice or action; and (vii) neither the Company nor any Subsidiary or any of their respective directors, officers, employees or agents is or has been debarred, suspended or excluded, or has been convicted of any crime or engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program.

(gg)         Clinical Matters. The preclinical and clinical studies and tests described in the Disclosure Materials conducted by or, to the Company’s Knowledge, on behalf of the Company, have been and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to all Health Care Laws and applicable Governmental Licenses; the descriptions of the results of such preclinical and clinical studies and tests contained in the Disclosure Materials are accurate and complete in all material respects and fairly present the data derived from such preclinical and clinical studies and tests; except to the extent disclosed in the Disclosure Materials, the Company is not aware of any preclinical or clinical studies or tests, the results of which the Company believes reasonably call into question the preclinical or clinical study or test results described or referred to in the Disclosure Materials when viewed in the context in which such results are described; and neither the Company nor any of the Subsidiaries has received any written notices or correspondence from any Governmental Entity requiring the termination, suspension or material modification of any preclinical or clinical study or test conducted by or on behalf of the Company.

(hh)         Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Trading Market.

(ii)           Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate or articles of incorporation or the laws of Ireland that is or could become applicable to the Company or Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(jj)           Compliance with Rule 506.  None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale is disqualified from relying on Rule 506 of Regulation D under the Securities Act (“Rule 506”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Securities to the Purchasers pursuant to this Agreement.  The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists, but has assumed the accuracy of the Purchaser’s representations and warranties.  The Company has furnished to each Purchaser, a reasonable time prior to the date hereof, a description in writing of any matters that would have triggered disqualification under Rule 506(d), in compliance with the disclosure requirements of Rule 506(e).  The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) would have existed and whether any disclosure is required to be made to the Purchasers under Rule 506(e).  Any outstanding securities of the Company (of any kind or nature) that were issued in reliance on Rule 506 have been issued in compliance with Rule 506(d) and (e) and no party has any reasonable basis for challenging any such reliance on Rule 506 in connection therewith.

(kk)         Bank Holding Company Act.  The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

(ll)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed or engaged by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(mm)      Listing and Maintenance Requirements.  The Ordinary Shares were registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s Knowledge, is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market.  The Company is, and has no reason to believe that it will not upon issuance of the Securities and for the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.  The issuance of the Securities hereunder does not contravene the rules of the Trading Market.

(nn)         Sarbanes-Oxley.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.  The Company qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and has taken advantage of relief from certain reporting requirements and other burdens that are otherwise applicable generally to public companies. The Company has taken the exemption from auditor attestation on the effectiveness of its internal controls over financial reporting as permitted under the JOBS Act.

(oo)         U.S. Real Property Holdings Corporation.  The Company is not and has never been a U.S. real property holding corporation, within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company shall so certify upon Purchaser’s request.

(pp)         Books and Records.  The minute books of the Company contain records that are in all material respects accurate of all meetings and other actions of its directors and shareholders from the time of incorporation of the Company to the Closing Date.  The other books and records of the Company have in all material respects been maintained in accordance with prudent business practices and are accurate in all material respects.

(qq)         No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(rr)           Use of Form F-3. The Company meets the registration and transaction requirements for use of Form F-3 for the registration of the Shares and the Warrant Shares for resale by the Purchasers.

(ss)          No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings  by the Company for purposes of (i) the Securities Act which would require registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(tt)           No Registration Rights. Other than (i) each of the Purchasers, (ii) each Person set forth in Schedule 3.1(tt) of the Disclosure Schedules, pursuant to that certain Cortendo AB Investors’ Rights Agreement, dated February 10, 2015 (the “Prior Registration Rights Agreement”), and except as otherwise described on Schedule 3.1(tt), no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary. The Company’s entry into the Transaction Documents, and the taking of any action to effect any of the transactions contemplated by the Transaction Documents, do not and will not violate or conflict with, or create any further rights of other holders under, the Prior Registration Rights Agreements. All required consents under the Prior Registration Rights Agreement necessary to effect any of the actions contemplated by the Transaction Documents, if any, have been obtained by the Company.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows:

(a)           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this

Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each Transaction document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and Warrants as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)           Purchaser Status.  At the time such Purchaser was offered the Shares and Warrants, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser hereby represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(e)           General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)            Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Other than to other Persons party to this Agreement and Purchaser’s advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(i)            Brokers and Finders.  With the exception of the Placement Agent, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j)            Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.  Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k)           Reliance on Exemptions.  Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l)            No Governmental Review.   Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)            Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Ordinary Shares and other activities with respect to the Ordinary Shares by the Purchasers.

(m)          Beneficial Ownership.    The purchase by such Purchaser of the Shares and Warrants issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 29.999% of the outstanding shares of Ordinary Shares or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred.  Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 29.999% of the outstanding shares of Ordinary Shares or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred.

(n)           Residency.  Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)           Compliance with Laws.  Except as specifically provided for elsewhere in this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)           Legends.  Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION

STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan.  Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure.  Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.  Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)           Removal of Legends.

(i)            The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.  Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall cause Company Counsel to issue to the Transfer Agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions.  Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.  Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company (with notice to the Company) of  a (i) legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or (ii) an Exercise Notice in the manner provided in the Warrants to effect the exercise of such Warrant in accordance with its terms, and an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).  Certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(ii)           The Company agrees that following such time as the legend is no longer, it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Transfer Agent of a (i) certificate representing Shares or Warrant Shares issued with a restrictive legend if such Shares or Warrant Shares are certificated, or (ii) written notice requesting the removal of any restrictive legend from the entry in the applicable balance account evidencing such Shares or Warrant Shares, as the case may be, (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser such Shares or Warrant Shares, free from all restrictive and other legends, by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Article IV.  In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Ordinary Shares on the date such Shares or Warrant Shares are submitted to the Transfer Agent) delivered for removal of the restrictive legend, $5 per Trading Day for each Trading Day after the Legend Removal Date until such Shares or Warrant Shares are delivered without a legend.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.1(c)(ii) are referred to herein as “Legend Removal Failure Payments.”  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver any Shares or Warrant Shares as required by this Section 4.1, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(iii)          If a Purchaser shall make a sale or transfer of any Shares or Warrant Shares either pursuant to (x) Rule 144 or (y) a registration statement, and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing the applicable Shares or Warrant Shares containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive or other legends by 6:00 p.m. (New York City time) on the third Trading Day on which the Ordinary Shares are listed or quoted for trading following the Share Delivery Date and (2) following such third Trading Day after the Share Delivery Date and prior to the time such Shares or Warrant Shares are received free from restrictive legends, the Purchaser, or any third party on behalf of such Purchaser, purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Purchaser of such Shares or Warrant Shares (a “Buy-In”), then, in addition to any other rights available to the Purchaser under the Transaction Documents and applicable law, the Company shall pay in cash to the Purchaser (for costs incurred either directly by such Purchaser or on behalf of a third party) the amount by which the total purchase price paid for the Ordinary Shares as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Purchaser as a result of the sale to which such Buy-In relates. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth herein.

(d)           Irrevocable Transfer Agent Instructions.     The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in substantially the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that  no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)           Acknowledgement.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act.  While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares and Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares or Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e).

(f)            Transfer to Affiliates.  Notwithstanding any other provision of this Article IV to the contrary, no registration statement or opinion of counsel shall be required for a transfer of the Securities by a Purchaser to an Affiliate of such Purchaser so long as the transferee of such Securities is an “accredited investor” and agrees to be subject to the terms hereof to the same extent as transferor in its capacity as a Purchaser herein.

4.2          Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144, until such time as no Purchaser holds Securities, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.3          Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Ordinary Shares of the Company, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under this Agreement, including, without limitation, its obligation to issue the Securities pursuant to this Agreement, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4          Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5          Securities Laws Disclosure; Publicity.  By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby.  On or before 9:00 A.M., New York City time, on the second (2nd) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 6-K with the Commission describing the terms of the Transaction Documents, the Asset Purchase Agreement and Loan and Security Agreement (and including as exhibits to such Current Report on Form 6-K, this Agreement, the form of Warrant, the Registration Rights Agreement).  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading

Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with two (2) days prior written notice of such disclosure permitted under this subclause (ii).  From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.6          Indemnification of Purchasers.  Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.6, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable fees and expenses;  provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.7          Principal Trading Market Listing.  In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares and Warrant Shares to be approved for listing on the Principal

Trading Market as promptly as possible thereafter.  In addition, if required by the rules of the Principal Trading Market, including, without limitation, as a result of the Company’s ineligibility to qualify as a Foreign Private Issuer under Rule 405 of the Securities Act, at any such time as the Warrants remain outstanding, the Company shall hold a special meeting of shareholders (which may also be the annual meeting of shareholders) at the earliest practical date after the date that the number of Ordinary Shares issuable pursuant to this Agreement on a fully exercised basis (ignoring for such purposes any exercise limitation therein) exceeds 20% of the issued and outstanding Ordinary Shares on the Closing Date, for the purpose of obtaining shareholder approval for the issuance of the Securities described herein, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain shareholder approval at the first meeting, the Company shall call a meeting every four months thereafter to seek shareholder approval until the earlier of the date shareholder approval is obtained or the Warrants are no longer outstanding.

4.8          Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.9          Delivery of Shares and Warrants After Closing. The Company shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

4.10       Short Sales and Confidentiality After The Date Hereof.  Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.5 or (ii) this Agreement is terminated in full pursuant to Section 6.18.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and Disclosure Schedules.  Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5.

4.11        Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Loan and Security Agreement and the Asset Purchase Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser, or such Purchaser’s agents or counsel, with any information that the Company believes constitutes material non-public information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.12        Equal Treatment of Purchasers.  No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.13        Participation in Future Financing.

(a)           Subject to compliance with applicable securities laws, from the date hereof until the date that is the twelve (12) month anniversary of the Closing Date, upon (i) any issuance by the Company of un-registered Ordinary Shares or securities convertible or exercisable into Ordinary Shares (a “Private Offering”) or (ii) any issuance by the Company of registered Ordinary Shares or securities convertible or exercisable into Ordinary Shares (a “Public Offering” and together with the Private Offering, a “Subsequent Financing”), in each case for cash consideration, indebtedness or a combination thereof, then for a Private Offering each Purchaser shall have the right to participate, and with respect to a Public Offering the Company shall use commercially reasonable efforts (which must include multiple attempts, on multiple dates, with multiple representatives of the underwriter, including the most senior underwriter personnel devoting time to the Public Offering, orally and in writing) to cause the managing underwriter(s) of the Public Offering, or the placement agent(s) of the Private Offering, to provide the Purchaser the opportunity to participate, in an amount of the Subsequent Financing up to such Purchaser’s Pro-Rata Share (as defined below) on the same terms, conditions and price provided for in the Subsequent Financing.  For purposes of this Agreement, each Purchaser’s “Pro-Rata Share” shall be equal to the number of Ordinary Shares deemed to be beneficially owned by such Purchaser immediately prior to the closing of the Subsequent Financing (based upon documentation or written representation reasonably satisfactory to the Company), divided by the total number of Ordinary Shares outstanding immediately prior to the closing of the Subsequent Financing.

(b)           Notwithstanding anything to the contrary in this Section 4.13 and unless otherwise agreed to by all Purchasers, the Company shall either confirm in writing to each Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to effect the Subsequent Financing, in either case, in such a manner such that a Purchaser will not be in possession of any material, non-public information, by the fifth (5th) Trading Day following the Purchaser’s notification by the Company of such Subsequent Financing. If by such fifth (5th) Trading Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by a Purchaser, such transaction shall be deemed to have been abandoned and the Purchaser shall not be in possession of any material, non-public information with respect to the Company.  Notwithstanding the foregoing, such notice period may be extended by mutual agreement in accordance with the requirements to amend this Agreement pursuant to Section 6.4 hereof.

(c)           Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance.

4.14        Tax Matters.

(a)           PFIC Reporting.  The Company hereby agrees to reasonably cooperate with the Purchasers in order to permit the Purchasers to determine whether the Company is at any time a “passive foreign investment company” (as defined in Section 1297(a) of the Code (a “PFIC”).  In furtherance of the foregoing, the Company shall, within ninety (90) days after the end of each taxable year, notify the Investor of its good faith belief as to whether the Company or any current or future direct or indirect Subsidiary of the Company was a PFIC for such taxable year.  If the Company or any Subsidiary thereof is determined to be a PFIC, the Company (i) shall promptly after the determination thereof notify the Purchasers, (ii) shall timely provide such information to the Purchasers as the Purchasers may reasonably request to enable each Purchaser to complete its U.S. Internal Revenue Service Form 8621 with respect to such entity and (iii) shall use reasonable best efforts, to provide such statements, information and documentation as a Purchaser reasonably believes is necessary for it to make an election to treat such subsidiary as a “qualified electing fund” under Section 1295 of the Code.  The Company shall not be liable to the Purchasers if its statement of belief, or any information provided pursuant to this Section 4.14(a), is found to be incorrect, unless such statement of belief or information was not reached or provided in good faith by the Company or was the result of the Company’s gross negligence.

(b)           Controlled Foreign Corporation. If a Purchaser is an “United States shareholder” within the meaning of Section §951(b) of the Code (a “10% U.S. Shareholder”) of the Company at any point during a taxable year, then the Company hereby agrees to reasonably cooperate with such Purchaser in order to permit such Purchaser to determine whether the Company is a “controlled foreign corporation” within the meaning of Section 957 of the Code (“CFC”).  In furtherance of the foregoing, the Company shall, within ninety (90) days after the end of such taxable year, notify the Purchasers of its good faith belief, based on the information available to the Company, as to whether the Company is or is likely to have become a CFC for such taxable year.  In making the annual determination described above, the Company agrees to inquire of any of its shareholders that hold 10% or more of its voting stock and is not a 10% U.S. Shareholder whether such shareholder has any direct or indirect owners that could be a 10% U.S. Shareholder of the Company, but shall not be responsible for whether any such shareholder replies, or replies accurately, to such inquiry.  If the Company is or is likely to have become a CFC, then the Company shall use reasonable best efforts, to provide a Purchaser all information reasonably requested by a Purchaser so that such Purchaser may timely comply with its filing obligations under the Code, including but not limited to Internal Revenue Service Form 5471.  The Company shall not be liable to the Purchasers if its statement of belief, or any information provided pursuant to this Section 4.14(b), is found to be incorrect, unless such statement of belief or information was not reached or provided in good faith by the Company or was the result of gross negligence.

4.15        Reservation of Ordinary Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of Ordinary Shares issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.16        Subsequent Equity Sales.  From the date hereof until the earlier of (i) one hundred eighty (180) days following the Closing Date or (ii) thirty (30) days after the Effective Date, neither the Company nor any Subsidiary shall issue Ordinary Shares or Ordinary Share Equivalents (other than the Securities); provided, however, the thirty (30) day period set forth in this Section 4.16 shall be extended for the number of Trading Days during such period in which (i) trading in the Ordinary Shares is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.  The foregoing sentence shall not apply to any Exempt Issuance.  If, on any date, the number of authorized but unissued (and otherwise unreserved) Ordinary Shares is less than 130% of (i) the maximum aggregate number of Ordinary Shares then issued or potentially issuable in the future pursuant to the Transaction Documents, including the Warrant Shares (ignoring any conversion or exercise limits set forth therein) (the “Required Minimum”) minus (ii) the number of Ordinary Shares previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s Articles of Association to increase the number of authorized but unissued Ordinary Shares to at least the Required Minimum at such time (minus the number of Ordinary Shares previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of Ordinary Shares greater than the maximum remaining number of Ordinary Shares that could possibly be issued after such time pursuant to the Transaction Documents.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1          Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f)            Listing.  The NASDAQ Global Select Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(g)           No Suspensions of Trading in Ordinary Shares.  The Ordinary Shares shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(h)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(i)            Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in substantially the form attached hereto as Exhibit F.

(j)            Debt Financing.  All of the pre-closing conditions required to be satisfied pursuant to the Loan and Security Agreement shall have been satisfied other than the closing of the purchase and sale of the Securities pursuant to this Agreement.

(k)           Drug Acquisition.  The Asset Purchase Agreement shall have been signed by the parties thereto and the transactions contemplated thereby shall have been consummated.

(l)            Minimum Investment Amount.   The aggregate Purchase Price for the Shares and Warrants at the Closing shall be at least $25,000,000.

(m)          Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

5.2          Conditions Precedent to the Obligations of the Company to sell Securities.  The Company’s obligation to sell and issue the Shares and Warrants at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchasers Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)            Listing.  The NASDAQ Global Select Market shall have approved the listing of additional shares application for the Securities.

(g)           Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.
MISCELLANEOUS

6.1          Fees and Expenses.  The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall reimburse (i) CAM Capital or its affiliates for its expenses for counsel in an amount not to exceed $15,000, (ii) Vivo Capital or its affiliates for its expenses for counsel in an amount not to exceed $15,000, and (iii) HealthCap VI, L.P. or its affiliates for its expenses for counsel in an amount not to exceed $5,000.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2          Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3          Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the e-mail address or facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the email address or facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Strongbridge Biopharma plc
900 Northbrook Drive
Trevose, PA 19053
Telephone No.: (610) 254-9200
Attention: A. Brian Davis
E-mail: b.davis@strongbridgebio.com
Strongbridge Biopharma plc

With a copy to:	Reed Smith LLP
599 Lexington Avenue
22nd Floor
New York, NY 10022
Telephone No.: (212) 521-5400
Facsimile No.: (212) 521-5450
Attention: Aron Izower
E-mail: aizower@reedsmith.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4          Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Shares and Warrant Shares underlying Warrants (disregarding for this purpose any and all limitations of any kind on exercise of any Warrants) still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser, the consent of such disproportionately impacted Purchaser shall also be required.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5          Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6          Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7          No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) the Placement Agent are intended third party beneficiaries of Article III hereof and (ii) each Purchaser Party is an intended third party beneficiary of Section 4.9.

6.8          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9    Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10  Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11  Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13  Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15  Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16        Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Ordinary Shares (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Ordinary Shares), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.17        Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

6.18        Termination. This Agreement may be terminated and the sale and purchase of the Shares and Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers.  Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Strongbridge Biopharma plc

By:	/s/ A. Brian Davis
	Name:	A. Brian Davis
	Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NAME OF
PURCHASER:	PIMA A/S

By:	/s/ Esten Løkkebakken
Name:	Esten Løkkebakken
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Eugene C. Burger

By:	/s/ Eugene Burger
Name:	Eugene Burger
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Yuriy Shteinbuk

By:	/s/ Yuriy Sheinbuk
Name:	Yuriy Sheinbuk
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Scott D. Morenstein

By:	/s/ Scott D. Morenstein
Name:	Scott D. Morenstein
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Kenneth Glennon

By:	/s/ Kenneth Glennon
Name:	Kenneth Glennon
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Karen Cross

By:	/s/ Karen Cross
Name:	Karen Cross
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired:

Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Heath N. Weisburg

By:	/s/ Heath N. Weisburg
Name:	Heath N. Weisburg
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Daniel P. Klein

By:	/s/ Daniel P. Klein
Name:	Daniel P. Klein
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	David Ben-Ur

By:	/s/ David Ben-Ur
Name:	David Ben-Ur
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	CDK Associates, LLC

By:	/s/ Karen Cross
Name:	Karen Cross
Title:	Treasurer

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	H5 Vekst AS

By:	/s/ Eivind Haugan
Name:	Eivind Haugan
Title:	CIO

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Vivo Capital Fund VIII, L.P.

By:	Vivo Capital Fund VIII, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Vivo Capital Surplus Fund VIII, L.P.

By:	Vivo Capital VIII, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name:	Albert Cha
Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Abraxas AS

By:	/s/ Eivind Haugan
Name:	Eivind Haugan
Title:	Owner / CIO

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	AS Mascot Holding

By:	/s/ Alexander Munch-Thore
Name:	Alexander Munch-Thore
Title:	Chairman

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Zinober Invest A/S

By:	/s/ Tore Eiklid
Name: Tore Eiklid
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Fougner Invest

By:	/s/ Reidar Fougner
Name: Reidar Fougner
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Eigil Spetalen

By:	/s/ Eigil Spetalen
Name: Eigil Spetalen
Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Boxer Capital, LLC

By:	/s/ Aaron Davis
Name: Aaron Davis
Title: C.E.O.

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Broadfin Healthcare Master Fund, Ltd

By:	/s/ Kevin Kotler
Name: Kevin Kotler
Title: Director

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Growth Equity Opportunities Fund III, LLC

By:	/s/ Louis Citron
Name: Louis Citron
Title: Chief Legal Officer

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	Opaleye L.P.

By:	/s/ James Silverman
Name: James Silverman
Title: Managing Director

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF
PURCHASER:	HealthCap VI, L.P.

By:	HealthCap VI GP S.A.
Its:	General Partner

By:	/s/ Dag Richter
Name: Dag Richter
Title: Director

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired: Number of Warrant Shares underlying the Warrants to be Acquired:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBITS:

A:            Form of Registration Rights Agreement

B:            Form of Opinion of Company Counsel

C:            Form of Irrevocable Transfer Agent Instructions

D:            Accredited Investor Questionnaire

E:            Form of Secretary’s Certificate

F:            Form of Officer’s Certificate

G:            Form of Warrant

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT B

FORM OF OPINION OF COMPANY COUNSEL

To be given by Irish Company Counsel:

1.              The Company is a public limited company, is duly incorporated and validly existing under the laws of Ireland with the requisite corporate power and authority to own, lease and operate properties and assets, and to conduct its business as described in the Company’s Annual Report on Form 20-F filed with the U.S. Securities and Exchange Commission on March 24, 2016, to execute and deliver the Transaction Documents and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares and Warrants under the Agreement and to issue the Warrant Shares issuable upon exercise of the Warrants.

2.              The Securities will, on: (i) the allotment and issuance of the Securities (by the entry of the name of the registered owner thereof in the register of members of the Company confirming that such Securities have been issued credited as fully paid), and (ii) the subscription and payment therefor, by the relevant subscribers in accordance with the constitution of the Company and in the manner provided for by the Purchase Agreement, be validly issued, fully paid and non-assessable (which term, when used herein, means that the holders of such Securities are not liable, solely by virtue of holding such Securities, for additional assessments or calls on such Securities by the Company or its creditors); and

3.              All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Agreement, the Registration Rights Agreement and the Warrants by the Company, the authorization, sale, issuance and delivery of the Securities and the performance by the Company of its obligations under the Agreement, the Registration Rights Agreement and the Warrants has been taken by the Company. The Agreement, the Registration Rights Agreement and the Warrants have been duly and validly executed and delivered by the Company and each of them constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

4.              No approval of the shareholders of the Company is required for the execution and delivery of the Purchase Agreement and the Registration Rights Agreement, and the offer, sale or issuance of the Securities, or the consummation by the Company of any other transaction contemplated by the Agreement.

To be given by U.S. Company Counsel:

5.              The execution and delivery of the Transaction Documents and the issuance and sale by the Company of the Securities to the Purchasers pursuant to the Purchase Agreement do not and will not (A) contravene or violate any provision of New York or federal law, or any rule or regulation thereunder, in each case that, in our experience, is typically applicable to transactions of the nature contemplated by the Purchase Agreement and is applicable to the Company, (B) to our knowledge, result in any breach of, violation of or constitute a default under any currently effective decree, judgment or order currently applicable to the Company, or (C) result in any breach of or constitute a default under any of the Material Contracts.

6.              No consent, approval, authorization or order of, or registration, declaration or filing with, any federal, New York court, other governmental or regulatory authority or agency is required for the execution and delivery of the Purchase Agreement and the Registration Rights Agreement, and the offer, sale or issuance of the Securities, or the consummation by the Company of any other transaction contemplated by the Agreement, except for the Form D with respect to the Securities as required under Regulation D, and such consents, approvals, authorizations, orders and registrations or filings as may be required under applicable state securities laws, as to which we express no opinion, from FINRA (as to which we express no opinion).

7.              Subject to the accuracy of the Purchasers’ representations in Section 3.2 of the Agreement, the offer, sale and issuance of the Securities in conformity with the terms of the Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

8.              The Company is not, and, immediately after giving effect to the offering and sale of the Shares and Warrants, will not be an “investment company” or an entity controlled by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

9.              Except as otherwise disclosed in the Disclosure Materials or Disclosure Schedules, to such counsel’s knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Registration Rights Agreement

EXHIBIT C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

[STRONGBRIDGE LETTERHEAD]

December   , 2016

Computershare

Transfer Agent and Registrar

ATTN: Paul Amante

480 Washington Blvd

Jersey City, NJ 07310

Ladies and Gentlemen:

You are hereby authorized and requested, as Registrar and Transfer Agent of the ordinary shares of Strongbridge Biopharma plc (the “Corporation”), to issue share certificates representing an aggregate of 14,000,000 ordinary shares (the “Shares”) in such names and amounts set forth on Schedule A hereto.

Please issue and countersign share certificates in the names of the individuals and entities set forth on Schedule A, and deliver such certificates by certified overnight delivery to the addresses corresponding to such individuals and entitles, set forth in Schedule A hereto.  Please also update the records on Computershare’s system for the Shares at the time of sale of the Shares on December    , 2016.

The Shares should bear a restrictive legend acknowledging that, among other things, the Shares are restricted under U.S. securities laws.  The required legend that should appear on the Shares is set forth in the attached Schedule B.

[Signature Page Follows]

Very truly yours,

STRONGBRIDGE BIOPHARMA PLC

By:
Name:
Title:

Received and Acknowledged:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

SCHEDULE A

Ordinary Share Recipients

Purchaser Exact Name	Address for Notice	Address for Delivery	Tax ID	Share Amount

SCHEDULE B

Share Certificate Legend

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

EXHIBIT D

ACCREDITED INVESTOR QUESTIONNAIRE

STRONGBRIDGE BIOPHARMA PLC

ACCREDITED INVESTOR QUESTIONNAIRE

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D attached hereto as Exhibit A and certifies that either (check one):

☐            The undersigned is an “Accredited Investor” (please check the appropriate box on Exhibit A to indicate which of the categories listed describes the investing entity or individual); or

☐            The undersigned is not an “Accredited Investor.”

The foregoing representation is true and accurate as of the date first written below. The undersigned acknowledges and agrees that Strongbridge Biopharma plc will be entitled to rely on the truth and accuracy of the foregoing.

Very truly yours,

[NAME OF INVESTOR]

Dated: December , 2016	By:
Signature

Its:
Print Title (if applicable)

Address (at the State of Domicile):

Daytime Telephone Number:

Email:

Daytime Fax Number:

EXHIBIT A

Rule 501.    Definitions and Terms Used in Regulation D.

As used in Regulation D, the following terms have the meaning indicated:

(a)           Accredited Investor.  “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

☐                                    Any natural person whose individual net worth(1), or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of such person’s primary residence);

☐                                    Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐                                    Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐                                    Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐                                    Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(1)  In calculating net worth, an individual may include equity in his or her personal property and real estate (other than his or her primary residence), cash, short-term investments, stock and securities.  Inclusion of equity in personal property and real estate (other than an individual’s primary residence) should be based on the fair market value of such property less debt secured by such property.  An individual may not include the value of his or her primary residence in calculating net worth and may exclude the amount of any indebtedness secured by his or her primary residence up to the fair market value of the residence. The amount of any indebtedness secured by an individual’s primary residence in excess of fair market value of the residence must be included as a liability in calculating net worth.  An individual must also include as a liability any increase in the amount of debt secured by his or her primary residence incurred within 60 days prior to the date of his or her subscription for the Securities unless such debt is incurred in connection with the acquisition of the primary residence.

☐                                    Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

☐                                    Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii);

☐                                    Any entity in which all of the equity owners are Accredited Investors.

EXHIBIT E

FORM OF SECRETARY’S CERTIFICATE

STRONGBRIDGE BIOPHARMA PLC

SECRETARY’S CERTIFICATE

I, Stephen Long, the duly elected, qualified and acting Chief Legal Officer and Secretary of Strongbridge Biopharma plc, an Irish public limited company (registered no. 562659) (the “Company”), do hereby certify that:

(a)                                 A true and complete copy of resolutions relating to the issuance of         ordinary shares of the Company to those persons identified in the Securities Purchase Agreement, dated as of December   , 2016, by and among the Company and the purchasers named therein, as adopted by the Board of Directors of the Company by unanimous written consent dated as of December   , 2016, is attached hereto as Exhibit A; and such resolutions have not been amended or revoked and are in full force and effect on the date hereof;

(b)                                 Attached hereto as Exhibit B are true and complete copies of the Company’s (i) Certificate of Incorporation and (ii) Memorandum and Articles of Association.  Such Certificate of Incorporation and Memorandum and Articles of Association have not been amended or modified in any way and each remains in full force and effect on and as of the date hereof; and

(c)                                  The persons listed below have been duly elected to, and presently hold, the office or offices in the Company set opposite his or her name and each signature set opposite each name is a true and correct copy of such officer’s signature.

Name	Office	Signature

Matthew Pauls	Chief Executive Officer

A. Brian Davis	Chief Financial Officer

Stephen J. Long	Chief Legal Counsel and Secretary

(d)                                 Attached hereto is a letter of status from the Irish companies registration office dated as of December    , 2016, confirming the Company’s subsistence as of such date.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has signed this Certificate this     day of December 2016.

Stephen Long
Chief Legal Counsel and Secretary

The undersigned, the Chief Executive Officer of the Company, does hereby certify that Stephen Long is, and at all times since March 2015 has been, the duly elected, qualified and acting Secretary of the Company and that the signature appearing above is his genuine signature.

Matthew Pauls
Chief Executive Officer

EXHIBIT F

FORM OF OFFICER’S CERTIFICATE

STRONGBRIDGE BIOPHARMA PLC

OFFICER’S CERTIFICATE

December   , 2016

Reference is made to that certain Securities Purchase Agreement, dated as of December   , 2016, by and among Strongbridge Biopharma plc, an Irish public limited company (the “Company”), and each purchaser identified on the signature pages thereto (the “Securities Purchase Agreement”).  Capital Terms used herein and not defined have the meanings ascribed to them in the Securities Purchase Agreement.

I, A. Brian Davis, in my capacity as the Chief Financial Officer of the Company, hereby certify as follows:

1)             The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of the date made and as of the date hereof, as though made on and as of the date hereof, except that such representations and warranties that relate to an earlier date were true and correct on and as of such earlier date.

2)             The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

3)             The execution and delivery of the Securities Purchase Agreement, and the issuance and sale by the Company of the Shares and Warrants to the Purchasers pursuant to the Securities Purchase Agreement, and the issuance of the Warrant Shares upon exercise of the Warrants pursuant to the terms of the Warrants, do not and will not result in any breach of, violation of, or constitute a default under, any currently effective decree, judgment or order currently applicable to the Company.

4)             The undersigned is a duly elected or appointed, qualified and acting officer of the Company, holding the office of Chief Financial Officer; said officer has been authorized to execute and deliver on behalf of the Company any instruments, consents or agreements required under the Securities Purchase Agreement to which the Company is a party that he has executed and delivered.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has signed this Officers’ Certificate as of the date first set forth above.

By:
Name:	A. Brian Davis
Title:	Chief Financial Officer